PUT AGREEMENT

         THIS PUT AGREEMENT (this "Agreement") is made and entered into as of January 22, 1997, by and among Cognitive Communications, LLC, a Delaware limited liability company ("CCL"), International Post Limited, a Delaware corporation and the indirect parent of CCL ("IPL"), Susan Wiener ("SW"), Michael Rudnick ("MR") and David Leveen ("DL" and together with SW and MR, the "Optionholders").

                              W I T N E S S E T H :

         WHEREAS, as of the date hereof, CCL is purchasing the operating assets of Cognitive Communications, Inc., a Connecticut corporation (the "Company"), pursuant to an Asset Purchase Agreement among CCL, the Company, SW and MR (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, CCL is issuing and selling to SW and MR a 2% ownership interest in CCL (the "CCL-DL Interests");

         WHEREAS, as of the date hereof, CCL also is issuing to the Optionholders certain options to purchase ownership interests in CCL (the "Sale Options") upon the disposition by Manhattan Transfer/Edit, Inc. ("MTE") of its ownership interests in CCL, as more fully set forth therein;

         WHEREAS, as of the date hereof, in connection with CCL's employment of the Optionholders CCL is entering into an Incentive Compensation Agreement with the Optionholders relating to, among other things, CCL's grant to the Optionholders of certain options to purchase ownership interests in CCL (the "Incentive Options") upon the attainment of certain EBITDA targets, as more fully set forth therein; and

         WHEREAS, CCL and IPL desires to grant the Optionholders certain put rights with respect to the CCL-DL Interests, the Sale Options and the Incentive Options, as more fully set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          1. Grant of Put.

                  Each Optionholder shall have the right (the "Put") to sell, in whole but not in part, to CCL or IPL such Optionholder's CCL-DL Interests, Sale Options and Incentive Options, including any ownership interests in CCL issued upon exercise of the Sale Options or Incentive Options (and any equity securities of CCL issued as (or issuable upon the conversion or exercise of any right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities) (collectively, the "Put Securities"), in accordance with the provisions set forth in this Agreement.

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

          2. Purchase Price.

                  The purchase price (the "Purchase Price") for the Put Securities shall be their Fair Market Value (as hereinafter defined) as determined by a firm of independent public accountants or an independent investment bank mutually acceptable to CCL or IPL, as the case may be, and the selling Optionholder; provided, however, that a "Big 6" accounting firm, other than the accounting firms then used by CCL, IPL or any of the Optionholders, shall be deemed to be mutually acceptable for these purposes. The Fair Market Value of the Put Securities shall be based upon the average of a (i) comparable company valuation of CCL and (ii) discounted cash flow valuation of CCL. The parties shall be deemed to have accepted such valuation as final and binding (the "First Valuation"), unless notice is given to the other party of a dispute within thirty (30) days after receipt of such valuation. Such dispute shall be referred to another firm of independent public accountants or an independent investment bank mutually acceptable to CCL or IPL, as the case may be, and the selling Optionholder (the "Second Valuation") (provided, however, that a "Big 6" accounting firm, other than the accounting firms then used by CCL, IPL or any of the Optionholders, shall be deemed to be mutually acceptable for these purposes), which accountants or investment bank shall also determine the Fair Market Value of the Put Securities based upon the average of a (i) comparable company valuation of CCL and (ii) discounted cash flow valuation of CCL. The final and binding Fair Market Value of the Put Securities shall then be the average of the First Valuation and the Second Valuation. The fees and expenses of any accountants or bankers retained pursuant to the provisions of this
Section 2 shall be borne equally by CCL or IPL, as the case may be, and the selling Optionholder.

          3. Exercise of Put.

                  (a) The Put may be exercised by any Optionholder at any time on one (1) occasion upon written notice to CCL or IPL as follows:

               (i) In the event an Optionholder's employment by CCL is terminated (x) by CCL with or without cause or
                    (y) by CCL as a result of the Optionholder's death or disability or (z) by the Optionholder as a result of Constructive Termination, as defined in the Optionholders' Employment Agreements with CCL dated as of the date hereof, then the Put may be exercised by such Optionholder after such termination upon written notice to CCL or IPL. The Put Securities so desired to be sold shall be valued as of the ninetieth (90th) day after such notice of exercise is received by CCL or IPL. As promptly as practicable after the Purchase Price is calculated pursuant to Section 2, but in any event within fifteen (15) days thereafter, CCL or IPL, as the case may be, shall notify the selling Optionholder of the place, time and date for the closing of the purchase and sale of the Put Securities, which closing shall be as promptly as practicable after such notice, but in any event within five (5) days thereafter.

               (ii) In the  event  that an  Optionholder's  employment
                    with CCL is terminated by the Optionholder other than as a result of Constructive Termination, then the Put may be exercised by such Optionholder after such termination upon three hundred and sixty (360) days prior written notice to CCL or IPL. The Put Securities so desired to be sold shall be valued as of the three hundred and sixtieth (360th) day after such notice of exercise is received by CCL or IPL. As promptly as practicable after the Purchase Price is calculated pursuant to Section 2, but in any event within fifteen (15) days thereafter, CCL or IPL, as the case may be, shall notify the selling Optionholder of the place, time and date for the closing of the purchase and sale of the Put Securities, which closing shall be as promptly as practicable after such notice, but in any event within five (5) days thereafter. Notwithstanding the foregoing, in no event shall the closing occur prior to July 31, 2001.

               (iii)The Put may also be exercised  by an  Optionholder
                    after July 31, 2000 upon sixty (60) days prior written notice to CCL or IPL and the Put Securities so desired to be sold shall be valued as of the sixtieth (60th) day after such notice of exercise is received by CCL or IPL; provided that in such event the Optionholder is then an employee of CCL and agrees to continue to remain a full-time employee of CCL for a one (1) year period following the notice of exercise upon the same terms and conditions as contained in such Optionholder's most recent employment agreement with CCL. The closing of the purchase and sale of the Put Securities shall take place as promptly as practicable after the expiration of such one (1) year employment period (but in any event within five (5) days thereafter) at such place, time and date as CCL or IPL, as the case may be, shall notify the selling Optionholder in writing.

               CCL agrees that during the period commencing upon its receipt of a notice of exercise of the Put from an Optionholder until the valuation of the Put Securities so desired to be sold, it shall continue to operate its business in the ordinary course, except as otherwise reasonably required.

               (b) Notwithstanding the foregoing, the Put shall become immediately exercisable upon ten (10) days written notice to CCL or IPL upon a Change in Control (as hereinafter defined) of CCL. The Put Securities so desired to be sold shall be valued as of the tenth (10th) day after such notice of exercise is received by CCL or IPL, as the case may be. A Change in Control shall be deemed to occur upon any of the following (provided, however, that the provisions of clause (iii) below shall no longer apply and be deemed a Change in Control upon consummation of a public offering of securities of CCL):

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), other than International Post Limited ("IPL") or any of its affiliates or subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of CCL representing fifty percent (50%) or more of the combined voting power of CCL's then outstanding securities;

               (ii) any  "person,"  as such  term is used in  Sections
                    13(d) and 14(d) of the Exchange Act, other than IPL or any of its affiliates or subsidiaries, acquires, directly or indirectly, substantially all of the assets of CCL;

               (iii)SW  and  MR  (or   their   designees)   cease   to
                    constitute 40% of the Managers of CCL or designees of IPL or any of its affiliates or subsidiaries cease to constitute 60% of the current Managers of CCL, in each case other than as specifically provided in the Operating Agreement of CCL; or

               (iv) the  members  of CCL or  the  shareholders  of MTE
                    approve a merger or consolidation of CCL with any other entity, other than a merger or consolidation which would result in the voting securities of CCL outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of CCL or such surviving entity outstanding immediately after such merger or consolidation.

               (c) Notwithstanding anything contained herein to the contrary, CCL shall have the right to restrict the Optionholders' exercise of the Put for a one hundred and twenty (120) day period (the "Restricted Period") in any consecutive three hundred and sixty five (365) day period upon prior written notice by CCL for any reason. In the event that an Optionholder exercises the Put

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

within ten (10) days after the expiration of the Restricted Period, the date the Optionholder specifies in such notice as the date during the Restricted Period that CCL or IPL would have otherwise received a notice of exercise if not for such exercise restriction will be deemed such date of receipt for valuation and closing purposes in accordance with Sections 3(a) and (b).

          4. Closing.

               At the closing, (a) CCL or IPL, as the case may be, shall pay to the selling Optionholder the Purchase Price by wire transfer of immediately available funds to an account designated by the selling Optionholder or by check payable to the selling Optionholder, and (b) the selling Optionholder shall deliver to CCL or IPL, as the case may be, any certificates representing the Put Securities so purchased and sold, duly endorsed or accompanied by applicable instruments of transfer, free and clear of any liens, charges, pledges, security interests, voting or stockholders agreements or encumbrances. In the event that the Purchase Price to be paid to the selling Optionholder is equal to $1 million or more, the Purchase Price shall be payable over five (5) years in five (5) equal installments payable on the anniversary date of the closing, together with interest thereon at the rate of 8% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months); provided, however, that each minimum installment payment shall be equal to the lesser of $1 million or the remaining unpaid purchase price, plus applicable interest.

          5. Miscellaneous.

               (a) Section headings contained in this Agreement are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

               (b) Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid or (iii) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

                  If to the Optionholders, to:

                  Cognitive Communications, Inc.
                  2 Gannett Drive
                  Suite 200
                  White Plains, New York  10604
                  Fax No.:

                  with a copy to:


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



                  Roberts, Sheridan & Kotel
                  12 East 49th Street
                  New York, New York  10017
                  Attention:        David H. Wollmuth, Esq.
                  Fax No.:          (212) 299-8686

                  If to CCL or IPL, to:

                  Cognitive Communications, LLC
                  c/o International Post Limited
                  545 Fifth Avenue
                  New York, New York  10017
                  Attention:        President
                  Fax No.:          (212) 986-1364

                  with a copy to:

                  Shereff, Friedman, Hoffman & Goodman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:        Jeffry S. Hoffman, Esq.
                  Fax No.:          (212) 758-9526

               (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise expressly set forth in this Agreement, the rights of the Optionholders shall not be assignable or transferable.

               (d) This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as applied to contracts made and to be performed entirely within the State of New York. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court located within the County of New York, State of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

               (e) This Agreement, including the Exhibits and Schedules hereto, sets forth the entire understanding and agreement of the parties with respect to their subject matter and supersede any and all prior understandings, negotiations or agreements among the parties hereto, both written and oral, with respect to such subject matter.

               (f) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

               (g) In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

               (h) This Agreement may be amended or modified only by written agreement executed by all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                               COGNITIVE COMMUNICATIONS, LLC



                               By:
                                   -----------------------------
                                    Jeffrey J. Kaplan
                                    Vice President and Chief Financial Officer


                               INTERNATIONAL POST LIMITED

                               By:
                                   -----------------------------
                                    Jeffrey J. Kaplan
                                    Executive Vice President
                                    and Chief Financial Officer



                                   -----------------------------
                                     Susan Wiener



                                   -----------------------------
                                     Michael Rudnick



                                   -----------------------------
                                     David Leveen